                                                                   EXHIBIT 24.1


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Robert E. Henderson constitutes and appoints James M. Fitzpatrick his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 20, 1996


                                             /s/ ROBERT E. HENDERSON
                                         ----------------------------------
                                                 Robert E. Henderson

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Richard R. Clark constitutes and appoints Robert E. Henderson and James M. Fitzpatrick, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 20, 1996




                                                  /s/ RICHARD R. CLARK
                                              --------------------------------
                                                      Richard R. Clark

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that James V. Derrick, Jr. constitutes and appoints Robert E. Henderson and James M. Fitzpatrick, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 11, 1996



                                               /s/ JAMES V. DERRICK, JR.
                                          -------------------------------------
                                                   James V. Derrick, Jr.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Andrew S. Fastow constitutes and appoints Robert E. Henderson and James M. Fitzpatrick, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 11, 1996



                                                  /s/ ANDREW S. FASTOW
                                             ---------------------------------
                                                      Andrew S. Fastow

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Gene E. Humphrey constitutes and appoints Robert E. Henderson and James M. Fitzpatrick, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 11, 1996


                                                 /s/ GENE E. HUMPHREY
                                             --------------------------------
                                                     Gene E. Humphrey

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Jere C. Overdyke, Jr. constitutes and appoints Robert E. Henderson and James M. Fitzpatrick, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 11, 1996



                                              /s/ JERE C. OVERDYKE, JR.
                                          -------------------------------------
                                                  Jere C. Overdyke, Jr.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Frank Stabler constitutes and appoints Robert E. Henderson and James M. Fitzpatrick, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 11, 1996



                                                   /s/ FRANK STABLER
                                             ---------------------------------
                                                       Frank Stabler

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Michael W. Strickler constitutes and appoints Robert E. Henderson and James M. Fitzpatrick, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement of Mariner Energy, Inc., a Delaware corporation (the "Company"), relating to the registration of up to $100,000,000 in aggregate principal amount of the Company's 10 1/2% Senior Subordinated Notes Due 2006, and any or all pre- and post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


September 20, 1996



                                             /s/ MICHAEL W. STRICKLER
                                        -------------------------------------
                                                 Michael W. Strickler